UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2013
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1-6622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6110 EXECUTIVE BOULEVARD, SUITE 800, ROCKVILLE, MARYLAND 20852
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (301) 984-9400
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 3, 2013, Washington Real Estate Investment Trust (“WRIT”) reported in a Current Report on Form 8-K that it had entered into four separate purchase and sale agreements with Harrison Street Real Estate Capital, LLC to effectuate the sale of WRIT’s entire medical office portfolio, consisting of 17 medical office assets, and two office assets, 6565 Arlington Boulevard and Woodholme Center (both of which have significant medical office tenancy), encompassing in total approximately 1.5 million square feet. The assets to be sold also included land held for development at 4661 Kenmore Avenue.The sales prices under the four agreements aggregate to $500,750,000.

On November 21, 2013, WRIT closed on the first two of the four purchase and sale agreements. The sales prices under the two agreements aggregate to $307,189,438. The projected closing date under both of the remaining purchase and sale agreements is on or before January 31, 2014.

The properties, purchase prices and actual/projected closing dates under each of the purchase and sale agreements are as follows:

Purchase and Sale Agreement #1 ($303,354,090; closed on November 21, 2013, except Woodholme Medical Office Building, which closed on November 22, 2013):

1.	2440 M Street
2.	Alexandria Professional Center
3.	8301 Arlington Boulevard
4.	6565 Arlington Boulevard
5.	Ashburn Farm Office Park I
6.	Ashburn Farm Office Park II
7.	Ashburn Farm Office Park III
8.	CentreMed I and II
9.	Sterling Medical Office Building
10.	19500 at Riverside Office Park (formerly Lansdowne Medical Office Building)
11.	Shady Grove Medical Village II
12.	9707 Medical Center Drive
13.	15001 Shady Grove Road
14.	15005 Shady Grove Road
15.	Woodholme Center
16.	Woodholme Medical Office Building
Purchase and Sale Agreement #2 ($3,835,348; closed on November 21, 2013):

1.	4661 Kenmore Avenue (undeveloped land)
Purchase and Sale Agreement #3 ($78,998,212; expected to close by January 31, 2014):

1.	Woodburn Medical Park I
2.	Woodburn Medical Park II
Purchase and Sale Agreement #4 ($114,562,350; expected to close by January 31, 2014):

1.	Prosperity Medical Center I & II
2.	Prosperity Medical Center III

The foregoing description of the purchase and sale agreements does not purport to be complete and is qualified in its entirety by reference to the purchase and sale agreements, copies of which were filed as Exhibits to the Current Report on Form 8-K filed on October 3, 2013.

ITEM 9.01.     Financial Statements and Exhibits.
(b)    Pro Forma Financial Information.
The following pro forma financial statements reflecting the disposition of the properties included in all four of the purchase and sale agreements listed above are attached as Exhibit 99.1:

1.	WRIT Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2013.

2.	WRIT Unaudited Pro Forma Condensed Consolidated Statements of Income for the years ended December 31, 2012, 2011 and 2010.
(d)    Exhibits
The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description

99.1	Unaudited pro forma condensed consolidated financial statements of Washington Real Estate Investment Trust
99.2	Press release issued November 25, 2013 regarding the completion of the sale of the first phase of the medical office portfolio

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ Laura M. Franklin
(Signature)

Laura M. Franklin
Executive Vice President
Accounting, Administration and Corporate Secretary

November 26, 2013
(Date)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited pro forma condensed consolidated financial statements of Washington Real Estate Investment Trust
99.2	Press release issued November 25, 2013 regarding the completion of the sale of the first phase of the medical office portfolio